INUVO, INC. (NYSE MKT: INUV) September 2012 *

FORWARD-LOOKING STATEMENT Certain statements in this presentation relating to Inuvo®, Inc. ("Inuvo") contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. All forward-looking statements included in this presentation are based on information available to  Inuvo as of the date hereof and Inuvo assume no obligation to update any forward-looking statements.  These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including, without limitation, statements made with respect to expectations with respect to the strategy, markets, synergies, costs, efficiencies, and other anticipated financial impacts of the Vertro transaction; and the company's plans, objectives, expectations, and intentions with respect to future operations. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements, many of which are generally outside the control of Inuvo and are difficult to predict. Additional key risks are described in the filings made by Inuvo filed with the U.S. Securities and Exchange Commission, including its Form 10-K for the year ended December 31, 2011 and most recent Form 10-Q. *

ABOUT US Inuvo®, Inc. (NYSE MKT: INUV), an Internet marketing and technology company specializing in browser-based consumer applications, managing networks of website publishers and operating specialty websites. The Company operates amongst two distinctive business lines: * SOFTWARE SEARCH (Approximately 50% of Annual Revenue) PUBLISHER NETWORK (Approximately 50% of Annual Revenue) Total Company approx. 60% gross margins Software Search approx. 90% gross margins Publisher Network approx. 30% gross margins

* alOt Appbar and Home Page search Over 7.6 million worldwide users Appbar users growing at 9% over 2 months High growth in Tier 1 Markets led by United States and United Kingdom Market in 26 countries and 8 languages Expected to generate double-digit quarter-on-quarter revenue growth for Q3 and Q4 2012 Partnership with Google and Yahoo! to distribute sponsored search advertisements In 3rd 2 year contract with Google In 2nd year of 3 year contract with Yahoo! SOFTWARE SEARCH (Approximately 50% of Annual Revenue) Appbar Homepage Alternate Search Affiliate Sales Display Ad Sales Bargain Match

APPBAR * digital camera Economics Search monetized through Google Approx $60,000 on daily Ad Spend Projected break even on LTV in 5 months Target 35% Annual Return

HOMEPAGE * digital camera Economics Search monetized through Google

ALTERNATE SEARCH * Search monetized through Google Double-digit quarterly growth Growth trends with toolbars and homepages

AFFILIATE SALES * Receives a commission on all sales Includes sales through in-app search Includes sales through BargainMatch Approximately 2,500 Affiliate Partners Affiliate partners featured on Appbar and BargainMatch

DISPLAY ADVERTISING SALES * Economics Paid on an Effective CPM Approx $400,000 per month No incremental costs Offered in 22 countries in 8 languages

BARGAINMATCH SEARCH MONETIZATION * Economics Search monetization through Yahoo! Ability to drive traffic specifically for search Ability to generate organic traffic Low consumer turn-over

* PUBLISHER NETWORK (Approximately 50% of Annual Revenue) ValidClick Yellowise Local.Alot

VALIDCLICK - 3RD PARTY PUBLISHER NETWORK


exotic car
CLICK
MONETIZED

- Liaison between advertisers and Third Party Publishers
- Inuvo provides pay-per-click advertisements to publishers through our ValidClick technology
- 3 year contract with Yahoo!
- Thousands of websites from well known portals to independent blogs
- ValidClick technology ensures high quality traffic for greater revenues

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YELLOWISE – INUVO IS THE PUBLISHER * Converts generic search queries into local results Monetizes search results with Yahoo! Provides complete business listings for local communities Consumer friendly by providing mapping, ratings and reviews

LOCAL.ALOT – INUVO IS THE PUBLISHER * Converts generic search queries into local results Monetizes search results with Google Provides complete business listings for local communities Consumer friendly by providing mapping, ratings and reviews

COMPETITIVE ADVANTAGE * Strong strategic relationships with market leaders Google and Yahoo! 7.6 million alOt Appbar users and growing Inuvo direct marketing technology for customer acquisition is designed for increased return-on-investment Currently spending approx $60,000 daily on Appbar acquisition targeting breakeven in 5 months and 35% annual return Integration of alOt Appbar and Home Page provide scale and distribution for Inuvo properties and applications Ownership of BargainMatch, Yellowise, and Local.Alot provides added business flexibility, increased revenue growth and mobile search capabilities Enhanced ad revenue optimization in pay-per-click (PPC) and cost-per-action (CPA) Increased diversity through extensive relationship with both Yahoo! and Google Operational in 26 countries and 8 languages Recent expansions in higher revenue Tier 1 markets

INUVO’S WORLDWIDE PRESENCE * Marketed in 26 Countries in 8 Different Languages

INDUSTRY OVERVIEW * Market Size in Excess of $70 Billion Global Search Market is over $40 Billion Affiliate, Local Deals and Consumer Applications Market of $2.4 Billion, Forecasted @ 20% CAGR Mobile internet usages accounts for 8% of the market, however it is rapidly expanding due to improved smart phone and tablet capabilities Global online display advertising marketing is expected to be $29.5 billion in 2012 Sources: Zenith Optimedia (a Publicis Groupe company) and BIA/Kelsey

GROWTH STRATEGY * Diversification Broad product portfolio allowing us to expand and capitalize on strategic partnerships across multiple products Penetration Continually increase our alOt appbar user base, currently at 7.6 million users Focused on adding users in higher revenue Tier 1 markets Increase quality and quantity of 3rd party publishers for our ValidClick network New Market Development Many existing applications can be modified for mobile and tablet marketplace Geographical expansion into new countries – Increase number of languages Site feature expansion – Search to our Inuvo owned publisher site New Product Development Ability to establish new products and services without heavy investment, and continually increase the number and diversity of app offerings in alOt app store

SELECT MARKET AND FINANCIAL HIGHLIGHTS * Symbol: (INUV) Fiscal Year End December 31st 52-Week Trading Range(1) $0.46 - $1.99 Stock Price $0.70 Shares Outstanding 23.5 Million First Quarter 2012 Revenue $8.8 Million Second Quarter 2012 Revenue $12.9 Million July 2012 Revenue* $4.6 Million August 2012 Revenue* $5.1 Million Market Cap $16.4 Million Analyst Coverage Craig-Hallum Anticipates cash flow positive by the close of fiscal year 2012 Currently tracking $900,000 ahead of anticipated annualized operational savings of $2.9 million from expense reductions after the Vertro merger *Preliminary unaudited

PEER VALUATION * Company Name Symbol Revenue (TTM) 6/30/2012* Market Cap (9/24/2012)* Market Cap/ Revenue Inuvo, Inc. (Post Merger Pro Forma) INUV $60.2 $16.4 0.27 ValueClick, Inc. VCLK 632.4 1320.0 2.08 Perion Network, LTD PERI 41.4 68.4 1.65 Local.com Corp. LOCM 98.6 36.5 0.37 Marchex, Inc. MCHX 148.4 124.5 0.84 Demand Media, Inc. DMD 345.2 918.9 2.66 IAC/InterActive Corp IACI 2440.0 4590.0 1.88 Blucora, Inc. BCOV 339.5 733.0 2.15 Average --- 513.2 976.0 1.48 *All numbers in thousands. ** Calculated on 9/24/12

MANAGEMENT TEAM * Peter Corrao, Chief Executive Officer More than 25 years of executive level management experience Served as CEO of Bluestreak.com, a digital marketing products and services company Served as President and CEO for Cogit Corporation, an online target marketing company 17 years at Advo Inc. President of National Accounts Marketing Division Graduate of Kellogg School of Management, AEMP, Northwestern University Wally Ruiz, Chief Financial Officer Former CFO of SRI Surgical Express, a nationwide provider of healthcare services Served as CFO of several public and private companies MBA from Columbia University and a BS from St. John's University Certified Public Accountant and a Certified Information Technology Professional Trey Barrett, SVP Corporate Strategy and Business Development Former Director of Interactive Media Products at Acxiom Corp. overseeing innovation and development of the Relevance-X product line 25 years of data driven direct marketing experience

INVESTMENT HIGHLIGHTS * Adjusted EBITDA positive Expecting double digit quarter on quarter revenue growth throughout 2012 Announced revenue of $4.6 million for July 2012 Announced revenue of $5.1 million for August 2012 Trading at a valuation significantly lower than peers Tier 1 search queries from alOt experiencing double digit growth Expected to access over 132 million unique Internet users per month Strategic relationships with Yahoo! and Google

THANK YOU * Inuvo, Inc. 143 Varick Street New York, NY 10013 www.inuvo.com Peter Corrao, CEO & President (212) 231-2000 peter.corrao@inuvo.com Investor Relations Alliance Advisors, LLC Alan Sheinwald, President (914) 669-0222 asheinwald@allianceadvisors.net